EXHIBIT 10.17

                   AMENDMENT NO. 1 TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of July 16, 1999, is entered into by and among AUTOZONE, INC., a Nevada corporation (the "BORROWER"), EACH PERSON IDENTIFIED AS AN "EXISTING LENDER" ON THE SIGNATURE PAGES HERETO (the "EXISTING LENDERS"), EACH PERSON IDENTIFIED AS A "NEW LENDER" ON THE SIGNATURE PAGES HERETO (the "NEW LENDERS" and, together with those Existing Lenders that are listed on Schedule 2.1(a) attached hereto, the "LENDERS"), BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Agent for the Lenders (in such capacity, the "AGENT"), SUNTRUST BANK, NASHVILLE, N.A., as Syndication Agent for the Lenders (in such capacity, the "SYNDICATION AGENT"), and THE FIRST NATIONAL BANK OF CHICAGO, as Documentation Agent for the Lenders (in such capacity, the "DOCUMENTATION AGENT").

                       W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of November 13, 1998 (the "EXISTING 364-DAY CREDIT AGREEMENT") among the Borrower, the Existing Lenders, the Agent and SunTrust Bank, Nashville, N.A., as Documentation Agent, the Existing Lenders have extended commitments to make a revolving credit facility available to the Borrower; and

     WHEREAS, the parties hereto have agreed to amend the Existing 364-Day Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                              PART I
                            DEFINITIONS

     SUBPART 1.1. CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

          "AMENDED CREDIT AGREEMENT" means the Existing 364-Day
     Credit Agreement as amended hereby.

          "AMENDMENT NO. 1 EFFECTIVE DATE" as defined in
     SUBPART 4.1.

     SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                              PART II
                    ASSIGNMENTS AND ASSUMPTIONS

     The Existing Lenders hereby sell and assign, without recourse, to the Lenders, and the Lenders hereby purchase and assume, without recourse, from the Existing Lenders, effective as of the Amendment No. 1 Effective Date, such interests in the Existing Lenders' rights and obligations under the Existing 364-Day Credit Agreement (including, without limitation, the Commitments of the Existing Lenders on the Amendment No. 1 Effective Date and the Loans owing to the Existing Lenders which are outstanding on the Amendment No. 1 Effective Date) as shall be necessary in order to give effect to the reallocations of the Committed Amounts and Commitment Percentages effected by the amendment to
Schedule 2.1(a) to the Existing 364-Day Credit Agreement pursuant to Subpart 3.2. Each of the Lenders hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 10.3(b) of the Existing 364-Day Credit Agreement, except that this Amendment shall serve in lieu of the assignment agreement referenced in
Section 10.3(b). From and after the Amendment No. 1 Effective Date (i) each of the Lenders shall be a party to and be bound by the provisions of the Amended Credit Agreement and, to the extent of the interests assigned hereby, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) each of the Existing Lenders shall, to the extent of the interests assigned hereby, relinquish its rights and be released from its obligations under the Existing 364-Day Credit Agreement. The Agent shall record in the register referred to in Section 11.3(c) of the Existing 364-Day Credit Agreement on the Amendment No. 1 Effective Date the information relating to the assignments and assumptions effected pursuant to this Part II. The Agent hereby agrees that no transfer fee shall be payable under Section 11.3(b) of the Existing 364-Day Credit Agreement or otherwise in connection with the assignments effected pursuant to this Part II.

                             PART III
          AMENDMENTS TO EXISTING 364-DAY CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Lenders agree with the Borrower that the Existing 364-Day Credit Agreement shall be amended in accordance with this PART
III. Except as so amended, the Existing 364-Day Credit Agreement shall continue in full force and effect.

     SUBPART 3.1. AMENDMENT TO SECTION 1.1.  The definition of
"Termination Date" set forth in Section 1.1 of the Existing 364-Day Credit Agreement is hereby amended in its entirety to read as follows:

          "TERMINATION DATE" means July 15, 2000; PROVIDED, HOWEVER, such date may be extended with the consent of each of the Lenders.

     SUBPART 3.2. AMENDMENT TO SECTION 2.1(A). The reference to "ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000)" in Section 2.1(a) of the Existing 364-Day Credit Agreement is hereby replaced with a reference to "THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000)".

     SUBPART 3.3. AMENDMENT TO SECTION 2.1(D). Section 2.1(d) of the Existing 364-Day Credit Agreement is hereby amended by adding a new clause (iii) immediately following clause (ii) as follows:

          (iii) UTILIZATION PREMIUM. (A) During such periods as the aggregate principal amount of all outstanding Loans is greater than or equal to 33% of the Committed Amount but less than 66% of the Committed Amount, the otherwise applicable interest rate determined pursuant to clause (i) or (ii) above shall be increased by 6.5 bps.
     (B) During such periods as the aggregate principal amount of all outstanding Loans is greater than or equal to 66% of the Committed Amount, the otherwise applicable interest rate determined pursuant to clause (i) or (ii) above shall be increased by 13 bps.

     SUBPART 3.4.  NEW SECTION 5.7.  The Existing 364-Day Credit
Agreement is hereby amended by adding a new Section 5.7 as follows:

          5.7 YEAR 2000 COMPLIANCE.

          The Borrower has (a) initiated a review and assessment of all areas within its material business and operations that could reasonably be expected to be adversely affected by what is commonly referred to as the "YEAR 2000 PROBLEM" (I.E., the inability of certain computer applications to recognize and perform date sensitive functions involving certain dates prior to and after December 31, 1999), (b) developed a plan, strategy or other approach for addressing the Year 2000 Problem on a timely basis, and (c) implemented that plan, strategy or other approach. Based on the foregoing and upon the Borrower's reliance on (i) any Year 2000 consulting services, study, report or any other information performed or provided by any Person other than the Borrower or any of its Subsidiaries and (ii) any certification or assurance of Year 2000 compliance provided by any vendor, supplier, servicer, manufacturer, customer or other provider of any hardware or software product or other computer applications installed at the Borrower or any of its Subsidiaries, the Borrower believes, as of July 16, 1999, that all computer applications (including, limited to the Borrower's inquiries, those disclosed by its suppliers, vendors and customers) that are material to its business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after December 31, 1999 (that is, be "YEAR 2000 COMPLIANT"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

     SUBPART 3.5.  NEW SECTION 6.3.  The Existing 364-Day Credit
Agreement is hereby amended by adding a new Section 6.3 as follows:

          6.3 YEAR 2000 COMPATIBILITY.

          The Borrower will take all actions reasonably necessary to assure that its computer based systems (which if not functional would have a Material Adverse Effect) are able to operate and effectively process data in a manner that is Year 2000 compliant (as defined in Section 5.7). At the reasonable request of the Agent, the Borrower shall provide information to the Agent concerning the Year 2000 compliance of () the Borrower and () each Subsidiary of the Borrower that is material to the business and/or financial condition of the Borrower and its Subsidiaries taken as a whole.

     SUBPART 3.6.  AMENDMENT TO SCHEDULE 1.1.  The pricing grid in
Schedule 1.1 to the Existing 364-Day Credit Agreement is hereby amended in its entirety to read as follows.

                                                                      Applicable Percentage   Applicable Percentage
   PRICING LEVEL   S&P/MOODY'S RATING     CONSOLIDATED LEVERAGE       for EURODOLLAR LOANS      for FACILITY FEE
                                          RATIO
      Level I      AA/Aa2 or above        N.A.                              13.75 bps               6.25 bps

     Level II      A/A2 or above          Less than or equal to             18.0 bps                 7.0 bps
                                          0.25:1.00

     Level III     A-/A3 or above         Greater than 0.25 but             23.0 bps                 9.0 bps
                                          less than or equal to
                                          0.30

     Level IV      BBB+/Baa1 or above     Greater than 0.30:1.00            26.0 bps                 9.0 bps
                                          but less than or equal to
                                          0.35:1.00

      Level V      BBB/Baa2 or above      Greater than 0.35:1.00,           37.5 bps                12.5 bps
                                          but less than or equal to
                                          0.40:1.00

     Level VI      BBB-/Baa3              Greater than 0.40:1.00            60.0 bps                15.0 bps

All other provisions in the definition of "Applicable Percentage" shall remain unchanged and shall continue in full force and effect.

     SUBPART 3.7. AMENDMENTS TO SCHEDULE 2.1(A). Schedule 2.1(a) to the Existing 364-Day Credit Agreement is hereby deleted in its entirety and a new schedule in the form of SCHEDULE 2.1(A) attached hereto is substituted therefor.

     SUBPART 3.8. AMENDMENTS TO SCHEDULE 5.12. Schedule 5.12 to the Existing 364-Day Credit Agreement is hereby deleted in its entirety and a new schedule in the form of SCHEDULE 5.12 attached hereto is substituted therefor.

                              PART IV
                    CONDITIONS TO EFFECTIVENESS

     SUBPART 4.1.   AMENDMENT NO. 1 EFFECTIVE DATE.  This Amendment
shall be and become effective as of the date hereof (the "AMENDMENT NO. 1 EFFECTIVE DATE") when all of the conditions set forth below in this SUBPART 4.1 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "AMENDMENT NO. 1."

          SUBPART 4.1.1. EXECUTION OF COUNTERPARTS OF AMENDMENT.
     The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Agent, the Documentation Agent and the Lenders.

          SUBPART 4.1.2. DELIVERY OF NEW PROMISSORY NOTES. The Agent shall have received from the Borrower new promissory notes for the Lenders in the amounts of their respective Commitments under the Amended Credit Agreement and substantially in the form of the original Notes under the Existing 364-Day Credit Agreement (but with notation thereon that such Notes are given in substitution for and replacement of the original Notes).

          SUBPART 4.1.3. PAYMENT OF UPFRONT FEE. The Agent, for the pro rata benefit of the Lenders, shall have received from the Borrower payment in full of an upfront fee equal to 2 bps on the Committed Amount (as increased pursuant to Subpart 3.2).

          SUBPART 4.1.4. LEGAL OPINION, ETC. The Agent, for the benefit of the Lenders, and its counsel shall have received a legal opinion from the Borrower's General Counsel in form and substance acceptable to the Agent, together with such corporate authority, officer's certificates and supporting documentation as the Agent may reasonably request.


                              PART V
                           MISCELLANEOUS

     SUBPART 5.1. CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 5.2. INSTRUMENT PURSUANT TO EXISTING 364-DAY CREDIT AGREEMENT. This Amendment is a Credit Document executed pursuant to the Existing 364-Day Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing 364-Day Credit Agreement.

     SUBPART 5.3. REFERENCES IN OTHER CREDIT DOCUMENTS. At such time as this Amendment shall become effective pursuant to the terms of SUBPART 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     SUBPART 5.4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (b) This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

          (d) The representations and warranties set forth in Section 5 of the Amended Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the Amendment No. 1 Effective Date (except for those which expressly relate to an earlier date).

          (e) Subsequent to the execution and delivery of this Amendment and after giving effect hereto, no Default or Event of Default exists under the Amended Credit Agreement or any of the other Credit Documents.

          (f) All of the provisions of the Credit Documents, except as amended hereby, are in full force and effect.

     SUBPART 5.5. NO OTHER CHANGES. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

     SUBPART 5.6. COUNTERPARTS/TELECOPY. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

     SUBPART 5.7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     SUBPART 5.8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 5.9. ENTIRETY. THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     SUBPART 5.10. SURRENDER OF OLD PROMISSORY NOTES. Upon the occurrence of the Amendment No. 1 Effective Date and, if applicable, receipt of a new promissory note, each Existing Lender hereby agrees to surrender its original Note under the Existing 364-Day Credit Agreement to the Borrower for cancellation.

     This Amendment No. 1 to Credit Agreement is executed as of the day and year first written above.


BORROWER:                AUTOZONE, INC.,
                         a Nevada corporation

                         By: /s/ James A. Cook, III
                         Name: James A. Cook, III
                         Title: V.P. & Treasurer

                         By: /s/ Harry L. Goldsmith, Sr. V.P.

EXISTING
LENDERS:                 BANK OF AMERICA, N.A.
                         (formerly known as NationsBank, N.A.),
                         individually in its capacity as a Lender and in its capacity as Agent

                         By: /s/ Timothy H. Spanos
                         Name: TIMOTHY H. SPANOS
                         Title: Senior Vice President

                         SUNTRUST BANK, NASHVILLE, N.A.,
                         individually in its capacity as a Lender and in its capacity as Syndication Agent

                         By: /s/ Bryan W. Ford
                         Name: Bryan W. Ford
                         Title: Vice President

                         THE FIRST NATIONAL BANK OF CHICAGO

                         By: /s/ Catherine A. Muszynski
                         Name: Catherine A. Muszynski
                         Title: Vice President

                         FLEET BANK

                         By: /s/ Thomas J. Bullard
                         Name: THOMAS J. BULLARD
                         Title: Vice President


                         KEYBANK

                         By: /s/ Mark A. LoSchiavo
                         Name: Mark A. LoSchiavo
                         Title: Assistant Vice President

                         NORWEST BANK MINNESOTA, N.A.

                         By: /s/ Scott D. Bjelde
                         Name: Scott D. Bjelde
                         Title: Vice President

                         FIRST UNION NATIONAL BANK

                         By: /s/ Michael T. Grady
                         Name: Michael T. Grady
                         Title: Managing Director

NEW
LENDERS:                 CITIBANK, N.A.

                         By: /s/ Charles C. Philipp
                         Name: Charles C. Philipp
                         Title: Managing Director


                         UNION BANK OF CALIFORNIA, N.A.

                         By: /s/ J. William Bloore
                         Name: J. William Bloore
                         Title: Vice President

                         MERCANTILE BANK NATIONAL ASSOCIATION

                         By: /s/ Stephen M. Reese
                         Name: Stephen M. Reese
                         Title: Vice President

                         THE CHASE MANHATTAN BANK

                         By: /s/ Barry K. Bergman
                         Name: Barry K. Bergman
                         Title: Vice President

                             SCHEDULE 2.1(A)

                                 LENDERS

                                                    COMMITMENT
LENDER                                              PERCENTAGE               COMMITMENT
BANK OF AMERICA, N.A.                                17.142857142%             $60,000,000
Bank of America Corporate Center
NC1-007-16-11
Charlotte, NC 28255
Attn:  Timothy H. Spanos
Tel: (704) 386-4507
Fax: (704) 388-8268

SUNTRUST BANK, NASHVILLE, N.A.                       17.142857142%             $60,000,000
6410 Poplar Avenue
Suite 320
Memphis, TN 38119
Attn:  Bryan W. Ford
Tel: (901) 762-9862
Fax: (901) 766-7565

THE FIRST NATIONAL BANK OF CHICAGO                   14.285714286%             $50,000,000
One First National Plaza
Mail Suite 0086
Chicago, IL  60670-0086
Attn:  John Runger
Tel: (312) 732-7101
Fax: (312) 732-1117

FLEET BANK                                           11.428571429%             $40,000,000
One Federal Street
Mail Stop MA OF 0320
Boston, MA  02110-2010
Attn:  Thomas J. Bullard
Tel: (617) 346-0146
Fax: (617) 346-0689

NORWEST BANK MINNESOTA, N.A.                         7.142857143%              $25,000,000
P.O. Box  2019
Austin, TX  78768-2019
Attn:  Scott Bjelde
Tel: (512) 336- 9153
Fax: (512) 336-9154

FIRST UNION CAPITAL MARKETS CORP.                    7.142857143%              $25,000,000
301 S. College Street
10th Floor
Charlotte, NC  28288-0745
Attn:  Mike Grady
Tel:  (704) 383-7514
Fax:  (704) 383-7236

CITIBANK, N.A.                                       7.142857143%              $25,000,000
399 Park Avenue, 12th Floor/Zone 16
New York, NY 10043
Attn: Mr. Gregory W. Frenzel
Tel: (212) 559-6422
Fax: (212) 793-7585

UNION BANK OF CALIFORNIA, N.A.                       7.142857143%              $25,000,000
350 California Street 6th floor
San Francisco, CA  94104
Attn: Mr. J. William Bloore
Tel: (415) 705-5041
Fax: (415) 705-7085

MERCANTILE BANK NATIONAL ASSOCIATION                 7.142857143%              $25,000,000
#1 Mercantile Center 12th floor
Saint Louis, MO  63101
Attn: Mr. Stephen M. Reese
Tel: (314) 418-2459
Fax: (314) 418-1963

THE CHASE MANHATTAN BANK                             4.285714286%              $15,000,000
270 Park Avenue 48th floor
New York, NY 10017-2070
Attn: Mr. Barry Bergman
Tel: (212) 270-0203
Fax: (212) 270-5646

TOTAL:                                                  100.0%                $350,000,000

                              SCHEDULE 5.12

                          LIST OF SUBSIDIARIES

ADAP, Inc.
ALLDATA LLC
AutoZone de Mexico, S. de R.L. de C.V
AutoZone de Puerto Rico, Inc. (Inactive)
AutoZone Development Corporation
AutoZone Leadership, Inc. (in dissolution)
AutoZone Marketing Company (inactive)
AutoZone Properties, Inc.
AutoZone Stores, Inc.
AutoZone Texas, L.P.
AutoZone, Inc.
AutoZoners, Inc.
BBH Development, Inc.
Chief Auto Parts Inc.
DataZone, S. de R.L. de C.V.
Service Zone, S. de R.L. de C.V.
Speedbar, Inc.
TruckZone, Inc.
Zone Compra, S. de R.L. de C.V.